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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: August 15, 2002
(Date of earliest event reported)

TANNING TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-26795 (Commission File No.)	84-1381662 (I.R.S. Employer Identification No.)

4600 South Syracuse Street, Suite 1200, Denver, CO 80237
(Address of Principal Executive Offices) (Zip Code)

(303) 220-9944
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Exhibit Title
99.1	Certification of Chief Executive Officer
99.2	Certification of Chief Financial Officer

Item 9. Regulation FD Disclosure.

        Tanning Technology Corporation (the "Company") is furnishing the following under Item 9 of this Current Report on Form 8-K:

  (i)
  Certification of Gregory A. Conley, the Principal Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002;

  (ii)
  Certification of Katherine L. Scherping, the Principal Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        The transmittal letter and certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANNING TECHNOLOGY CORPORATION
Date:	August 15, 2002	By:	/s/ KATHERINE L. SCHERPING Katherine L. Scherping Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Certification of Chief Executive Officer
99.2	Certification of Chief Financial Officer

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX